UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2021

Kimco Realty Corporation
(Exact name of registrant as specified in charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-10899	13-2744380
(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)
500 N. Broadway
Suite 201
Jericho, New York 11753

Registrant’s telephone number, including area code: (516) 869-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry Into a Material Definitive Agreement.

On April 15, 2021, Kimco Realty Corporation, a Maryland corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Weingarten Realty Investors, a Texas real estate investment trust (“WRI”).

The Merger Agreement provides that, among other things and on the terms and subject to the conditions set forth therein, (1) WRI will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger, and, (2) at the effective time of the Merger (the “Effective Time”), each common share of beneficial interest, par value $0.03 per share, of WRI (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Effective Time will be automatically converted into the right to receive (i) $2.89 in cash (the “Cash Consideration”) and (ii) 1.408 shares of common stock, par value $0.01 of the Company (together with cash in lieu of fractional shares, the “Stock Consideration” and together with the Cash Consideration, the “Merger Consideration”).

Pursuant to the Merger Agreement, each award of restricted WRI common shares that is outstanding as of immediately prior to the Effective Time will become vested at the Effective Time either by its terms or the terms of any of WRI’s benefit plans as a result of the occurrence of the Effective Time, with any applicable performance goals deemed satisfied at the target level, and, as of the Effective Time, shall be canceled and converted into the right to receive the Merger Consideration with respect to each WRI common share subject to such WRI restricted share award.

The Company’s board of directors and WRI’s board of trust managers have each unanimously approved the Merger Agreement.  The Company’s board of directors has unanimously resolved to recommend that the Company’s common stockholders approve the Merger, and WRI’s board of trust managers has unanimously resolved to recommend that the WRI shareholders approve the Merger Agreement.

At the closing of the Merger, one member of the board of trust managers of WRI will be appointed to the Company’s board of directors.

The completion of the Merger is subject to satisfaction or waiver of certain conditions, including (1) the receipt of required approvals from the Company’s common stockholders and WRI’s shareholders, (2) the authorization for listing of the Company’s common stock to be issued in connection with the Merger on the New York Stock Exchange, (3) the effectiveness of the registration statement on Form S-4 to be filed by the Company pursuant to which shares of the Company’s common stock to be issued in connection with the Merger are registered with the Securities and Exchange Commission (the “SEC”), (4) the absence of any order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Merger or any law that makes the consummation of the Merger illegal, (5) accuracy of each party’s representations and warranties, subject in most cases to materiality or material adverse effect qualifications, (6) material compliance with each party’s covenants and (7) the receipt by each of the Company and WRI of an opinion to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and of an opinion as to the qualification of WRI and the Company, respectively, as a real estate investment trust (“REIT”) under the Code.

The Merger Agreement contains customary representations and warranties by each party.  Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company and WRI, including, subject to certain exceptions, covenants relating to conducting their respective business in the ordinary course consistent with past practice, to maintain REIT status and refraining from taking certain actions without the other party’s consent.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, WRI will be subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide non-public information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions.

The Merger Agreement contains certain termination rights for the Company and WRI. The Merger Agreement can be terminated by mutual written consent, or by either party (1) if there is a final, non-appealable order, decree or ruling permanently enjoining or otherwise prohibiting the consummation of the Merger, (2) if the Merger has not been consummated by January 15, 2022, (3) if the Company’s common stockholders fail to approve the Merger or WRI’s shareholders fail to approve the Merger Agreement or (4) if the other party has breached its representations, warranties or covenants in a way that prevents satisfaction of a closing condition, subject to a cure period. In addition, the Company may terminate the Merger Agreement if WRI’s board of trust managers changes its recommendation with respect to the Merger Agreement, or upon a willful and material breach by WRI of its obligations not to solicit alternative transaction proposals. WRI may terminate the Merger Agreement in order to enter into a definitive agreement with respect to a superior proposal (subject to compliance with certain terms and conditions included in the Merger Agreement).

If the Merger Agreement is terminated because (1) WRI’s board of trust managers changes its recommendation with respect to the Merger Agreement, (2) WRI terminates the Merger Agreement to enter into a definitive agreement with respect to a superior proposal or (3) WRI consummates or enters into an agreement for an alternative transaction within twelve months following termination under certain circumstances, WRI must pay a termination fee of the lesser of $115 million or the maximum amount that could be paid to the Company without causing it to fail to meet the REIT requirements for such year.  Any unpaid amount of the termination fee payable by WRI will be escrowed and paid out over a five-year period.

On April 15, 2021, in connection with the execution of the Merger Agreement, the Company and WRI entered into voting agreements (the “Voting Agreements”) with each of Andrew M. Alexander and Stanford J. Alexander, who collectively beneficially own approximately 5.4% of the outstanding WRI common shares.  The Voting Agreements provide, subject to the terms and conditions thereof, for each of Messrs. A. Alexander and S. Alexander, solely in his capacity as a shareholder of WRI, to vote the WRI common shares he owns in favor of the Merger Agreement and against any alternative acquisition proposal.

The foregoing description of the Merger Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01          Other Events

On April 15, 2021, the Company and WRI issued a joint press release announcing the entry into the Merger Agreement.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On April 15, 2021, in connection with the announcement of the Merger Agreement, the Company and WRI intend to hold a conference call available to investors and the public.  Details for accessing the conference call can be found in the press release attached as Exhibit 99.1 hereto.  A presentation for reference during such call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 15, 2021, by and between Kimco Realty Corporation and Weingarten Realty Investors.*

99.1	Joint Press Release, dated April 15, 2021.

99.2	Joint Investor Presentation, dated April 15, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions.  Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.  Forward-looking statements regarding the Company and Weingarten Realty Investors (“WRI”), include, but are not limited to, statements related to the anticipated acquisition of WRI and the anticipated timing and benefits thereof; the Company’s expected financing for the transaction; the Company’s ability to deleverage and its projected target net leverage; and other statements that are not historical facts.  These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and WRI’s ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of WRI and Company management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that WRI’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the Company’s ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of the Company’s common stock or WRI’s common shares; the possibility that, if the Company does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for the Company’s common stock or preferred stock or the Company’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting the Company and WRI, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s and WRI’s SEC filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, WRI’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company.  Moreover, other risks and uncertainties of which the Company or WRI are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.  The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company or WRI on their respective websites or otherwise.  Neither the Company nor WRI undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed merger, the Company will file with the SEC a registration statement on Form S-4 to register the shares of Company common stock to be issued in connection with the merger.  The registration statement will include a joint proxy statement/prospectus which will be sent to the common stockholders of the Company and the shareholders of WRI seeking their approval of their respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, WRI AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.kimcorealty.com, or from WRI at its website, www.weingarten.com.  Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request to the Company at IR@kimcorealty.com or 500 North Broadway Suite 201, Jericho, New York 11753, telephone: (866) 831-4297, and documents filed with the SEC by WRI will be available free of charge by accessing WRI’s website at www.weingarten.com under the heading Investors or, alternatively, by directing a request to WRI at ir@weingarten.com or 2600 Citadel Plaza Drive, Houston, TX 77008, telephone: (800) 298-9974.

Participants in the Solicitation

The Company and WRI and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common stockholders of the Company and the shareholders of WRI in respect of the proposed transaction under the rules of the SEC.  Information about the Company’s directors and executive officers is available in the Company’s proxy statement dated March 17, 2021 for its 2021 Annual Meeting of Stockholders.  Information about WRI’s directors and executive officers is available in WRI’s proxy statement dated March 15, 2021 for its 2021 Annual Meeting of Shareholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available.  Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from the Company or WRI using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2021	KIMCO REALTY CORPORATION

/s/ Glenn G. Cohen
Glenn G. Cohen
Chief Financial Officer